Exhibit No. 10.1




                                            January 31, 2003






UNITED RETAIL GROUP, INC.
UNITED RETAIL INCORPORATED
CLOUDWALKERS, INC.
365 West Passaic Street
Rochelle Park, NJ 07662

Gentlemen:

We refer to the Financing agreement between us dated August 15, 1997, as amended (herein the "Financing Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings specified therein unless otherwise specifically defined herein.

This letter is to confirm that pursuant to mutual consent and understanding, effective as of the date hereof, the definition of "Cumulative Excess Cash Flow" as defined to in Section 1 of the Financing Agreement shall be, and hereby is, deleted in its entirety and replaced by the following:

         "Cumulative Excess Cash Flow shall mean EBITDA after August 2, 1997 minus Interest Expense minus income taxes paid in cash plus income tax refunds received in cash minus principal payments on Indebtedness minus non-financed Capital Expenditures plus $2,500,000 for computation under this Financing Agreement prior to March 1, 2003."

In consideration of the foregoing amendment and the preparation of this agreement by our in-house counsel you agree to pay to us an accommodation fee of $5,000, which may be charged to your account under the Financing Agreement on the date hereof.

Except as herein specifically provided, the Financing Agreement remains in full force and effect in accordance with its terms and no other changes in the terms or provisions of the Financing Agreement is intended or implied. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.

                                             Very truly yours,

                                             THE CIT GROUP/BUSINESS
                                             CREDIT, INC., as Agent and Lender


                                             By: /s/ Steven Schuit
                                                 ---------------------
                                                  Vice President
                                                  Team Leader

Read and Agreed to:

UNITED RETAIL GROUP, INC.

By: /s/ George Remeta
    --------------------------
    Vice Chairman

UNITED RETAIL INCORPORATED

By: /s/ Kenneth P. Carroll
    --------------------------
    President

CLOUDWALKERS, INC.

By: /s/ Julie L. Daly
    --------------------------
     Vice President